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                                                                     EXHIBIT 4.8



                              CERTIFICATE OF TRUST

                                       OF

                          AT&T WIRELESS CAPITAL TRUST I

         This Certificate of Trust is being executed as of April 24, 2003 for the purposes of organizing a statutory trust pursuant to the Delaware Statutory Trust Act, 12 Del C. ss.ss. 3801 et seq (the "Act")

         The undersigned hereby certifies as follows:

         1. Name: The name of the statutory trust is "AT&T Wireless Capital Trust I" (the "Trust").

         2. Delaware Trustee. The name and business address of the Delaware resident trustee of the Trust meeting the requirements of Section 3807 of the Act are as follows:

                  U.S. Bank Trust National Association
                  300 East Delaware Avenue, 8th Floor
                  Wilmington, DE  19809

         3. Effective. This Certificate of Trust shall be effective immediately upon filing in the Office of the Secretary of State of the State of Delaware.


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         IN WITNESS WHEREOF, the undersigned, being all of the trustees of the
Trust, have duly executed this Certificate of Trust as of the day and year first above written.

                                    U.S. BANK TRUST NATIONAL ASSOCIATION, AS
                                    DELAWARE TRUSTEE



                                    By: /s/ Frank P. Leslie III
                                       ---------------------
                                    Name: Frank P. Leslie III
                                    Title: Vice President


                                    U.S. BANK TRUST NATIONAL ASSOCIATION AS
                                    PROPERTY TRUSTEE



                                    By: /s/ Frank P. Leslie III
                                       ---------------------
                                    Name: Frank P. Leslie III
                                    Title: Vice President


                                    ADMINISTRATIVE TRUSTEE



                                    By: /s/ Phil Sisneros
                                       ---------------------
                                       Phil Sisneros


                                    ADMINISTRATIVE TRUSTEE



                                    By: /s/ Errol Harris
                                       ---------------------
                                       Errol Harris


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